Exhibit 99.2


[AmerUs Life Holdings - Company Logo]               [Indianapolis Life Insurance
                                                    Company - Company Logo]


                              INVESTOR PRESENTATION
                                JANUARY 12, 2000

                             SAFE HARBOR DISCLOSURE


All statements, trends, analyses, and other information contained in this material relative to trends in the Company's operations or financial results constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. There can be no assurances that other factors not currently anticipated by management will not also materially and adversely affect the Company's results of operations.

For a listing of factors which could cause actual results to differ materially from those contemplated by the forward-looking statements, please refer to the Company's Form 10-K filed with the Securities and Exchange Commission.

                             TRANSACTION HIGHLIGHTS

o    American Mutual will merge with Indianapolis Life

     -- Indianapolis Life policyholders will receive 11.25 million shares of post-demutualization AmerUs Group

     -- American Mutual will also invest $100 million into, IL Group, Indianapolis Life's downstream stock holding company

     --   Total transaction value of $349 million

o    Creates a significant competitor in the individual life and annuity markets

o    Substantially accretive to 2001 EPS and cash EPS

o    Will close at or after the demutualization of American Mutual

o Integration will begin immediately through a separate investment management agreement between the two companies

                               INVESTMENT PROFILE

o    Compelling Transaction

     --   Accretive to earnings and cash earnings

     --   Enhances return on equity

     --   Improves common stock liquidity

     --   Creates significant competitor in core markets

     --   Enhances product and geographic diversity

     --   Broadens distribution capabilities

     --   Significant, tangible operating synergies

     --   Low integration risk

                            DEMUTUALIZATION OVERVIEW

o    AMH will merge up into American Mutual Holding Company

     --   All American Mutual assets will be distributed to policyholders

     --   One for one share exchange of AMH shares

     --   New company named AmerUs Group Co.

o    Pro forma ownership (100% public)

[pie chart - showing breakdown of ownership]

Former AMH Public Shareholders              31%
Former Indianapolis Life Policyholders      27%
Former AMHC Members                         42%

                            OVERVIEW OF AMERUS GROUP

o    Focused provider of individual life and annuity products

     --   Complete range of life and annuity products

     --   Strong commitment to superior customer service and retention

o    High quality, conservatively managed investment portfolio

o    Nationwide presence through multiple distribution channels

     --   Powerful presence in annuity IMO channel

     --   Loyal core of preferred producers

     --   Strong growth of PPGA distribution system

                          OVERVIEW OF INDIANAPOLIS LIFE

o    Highly respected mutual life insurer

o    Full complement of life and annuity products

o    Substantial growth in revenues and assets during the past two years

o Core competencies in product development and alternative distribution arrangements

     --   Significant investment in information technology

     -- Distribution through PPGA's, general agencies, IMOs, banks and private labeling arrangements

     --   Similar targetmarkets in complementary geographic areas

o    Financial highlights:

     --  LTM revenues:                      $465.8 million
     --  LTM net operating income(a):       $33.0 million
     --  9/30/99 Total assets:              $5.96 billion
     --  9/30/99 GAAP equity(b):            $379.4 million

o    Experienced management team and low employee turnover

o    [Embraces the change to a public company performance based environment]

(a)  Before minority interest and excluding capital gains.
(b)  Adjusted to include minority interest.

                      INDIANAPOLIS LIFE CORPORATE STRUCTURE

[organizational chart]

ILICO is 100% owned by its Members

Ownership of Indianapolis Life Group of Companies is shared by ILICO with 61.3% ownership (1), AUL with 32.4% ownership (1), and Legacy with 6.3% ownership. (1)

Indianapolis Life Group of Companies has 100% controlling interest in four (4) operating subsidiaries: IL Annuity, Bankers Life of NY, Western Security Life, and IL Securities.


(1) The $100 million investment will be used to buy out minority investors in IL Group and to make an additional capital contribution of $24 million.

                            ORGANIZATIONAL STRUCTURE

o    Indianapolis Life will operate as an independent brand

     --   Increased flexibility to respond to customer needs

     --   Multi-brand approach maximizes revenue growth opportunities

o Indianapolis Life management and employees are expected to make a significant contribution

     -- Roger Brooks will remain Chairman and CEO, Larry Prible to be named Vice Chairman

     -- Opportunities for success and advancement improve with enhanced competitive position of company

o Plan to draw on best practices and core competencies of each company to improve operating efficiency and fuel future growth

                               STRATEGIC RATIONALE

o Enhance operating platform and increase competitive position within financial services industry

     --   Improved geographic and product diversification

     --   Continued expansion of distribution network

o    Excess capital deployed in financially attractive and accretive transaction

     --   Near-term acceleration of ROE improvement trend

     --   Proven integration skills aid in achieving targeted synergies

o    Achieve operational and financial critical mass

     --   Large, growing block of life policies

     --   Dominant player in fixed annuity market

     --   With demutualization, creates significantly larger public float

                   A COMPLEMENTARY PRESENCE IN LIFE OPERATIONS

[graphic - map of U.S.]

Map of United States with certain states shaded to show presence by each company.

AmerUs           Indianapolis Life            Overlap
------           -----------------            -------
IA                       FL                     CA
IL                       IN
MN                       NY
TX                       WI


                AmerUs Top 5 States
                -------------------
State                Premium              % of Total
----------------------------------------------------
CA                  $38.4  mm                 12.2%
IA                   31.6                      10.1
MN                   28.1                       8.9
TX                   21.9                       7.0
IL                   19.3                       6.2
---------------------------------------------------
Top 5              $139.3                     44.4%


                ILICO Top 5 States
                ------------------
State                Premium              % of Total
----------------------------------------------------
NY                  $28.8  mm                 14.4%
IN                   27.5                      13.8
CA                   15.5                       7.7
FL                   12.6                       6.3
WI                   10.3                       5.2
---------------------------------------------------
Top 5               $94.7                     47.4%



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                         WELL MATCHED LIFE PRODUCT FOCUS

[2 pie charts - one for AmerUs Life Holdings, Inc. and one for Indianapolis Life Insurance Company - three (3) slices of each pie labeled Term Life, Whole Life, and Universal Life]

                                         Term Life   Whole Life   Universal Life
                                         ---------   ----------   --------------
AmerUs Life Holdings (a)                    18%          53%           29%
Indianapolis Life Insurance Company (a)     21%          55%           24%

(a)  1998 New life sales


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                  A SIGNIFICANT POSITION IN THE ANNUITY MARKET

[graphic - map of U.S. with various states shaded identifying Annuity Market Share stated in percentages]

                 Annuity Market Share
                 --------------------
State     >4%      3%-4%    2%-3%    1%-2%
-----     ---      -----    -----    -----
AR                            o
AZ         o
CA                                     o
CO                                     o
IA                                     o
ID                            o
IN                            o
KS                   o
MS                            o
ND                   o
NE                                     o
NM         o
OH                                     o
OK                            o
SC                                     o
SD                                     o
TN                                     o
TX                            o
UT                                     o
WA                   o

                       EXPANSION OF DISTRIBUTION CHANNELS

[table]

Producer Type                        AMH        ILICO         Combined
-------------                        ---        -----         --------
Career                               778           --              778
PPGA                               1,942        1,954            3,896
Independent Agents                 3,225       13,160           16,385
IMO Independent Agents             5,327        2,094            7,421
Wholesaler Broker/Dealers            617          660            1,277
Registered Reps                   11,335       16,000           27,335
                                  ------       ------           ------
   Total                          23,224       33,868           57,092
                                  ======       ======           ======

                              IDENTIFIED AREAS FOR
                             POTENTIAL COST SAVINGS

o    Investment Management

o    Asset / Liability Management

o    Distribution Management

o    Product Development

o    Annuity Management

o    Corporate Functions

o    IT Development

                                              TOTAL REVENUE

[bar chart showing Total Revenue]

$ in Thousands

                           1996       1997        1998   Sept. 1998   Sept. 1999
                           ----       ----        ----   ----------   ----------
AmerUs Life Holdings   $505,213   $364,699    $690,616     $518,072     $545,610
Indianapolis Life
  Insurance Company     326,133    351,094     408,122      303,576      353,137
Pro Forma Combined      831,346    715,793   1,098,738      821,648      898,747


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                              NET OPERATING INCOME

[bar chart showing Net Operating Income]

$ in Thousands

                             1996       1997      1998   Sept. 1998   Sept. 1999
                             ----       ----      ----   ----------   ----------
AmerUs Life Holdings      $37,623    $49,051   $68,882      $52,149      $54,514
Indianapolis Life
  Insurance Company         8,600     13,622    22,244       15,288       26,022
Pro Forma Combined         46,223     62,673    91,126       67,437       80,536

                                  TOTAL ASSETS

[bar chart showing Total Assets]

$ in Millions

                             1996         1997        1998     Sept. 1999
                             ----         ----        ----     ----------
AmerUs Life Holdings       $4,384      $10,254     $10,429        $10,924
Indianapolis Life
  Insurance Company         2,137        2,997       4,865          5,957
Pro Forma Combined          6,521       13,251      15,294         16,881

                                 TOTAL EQUITY(1)

[bar chart showing Total Equity]

$ in Thousands

                              1996           1997          1998     Sept. 1999
                              ----           ----          ----     ----------
AmerUs Life Holdings      $457,510       $927,991      $850,198       $802,247
Indianapolis Life
  Insurance Company        282,947        314,341       385,056        379,402
Pro Forma Combined         740,457      1,242,332     1,235,254      1,181,649

(1) Adjusted to include Indianapolis Life Insurance Company minority interests.


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                                TRANSACTION RECAP

o    Increases operational and financial scale

o    Expands distribution

o    Accretive to earnings

o    Fuels further ROE improvement